UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2016

PACIRA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5 Sylvan Way, Suite 300, Parsippany, New Jersey 07054

(Address of principal executive offices) (Zip Code)

(973) 254-3560

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2016, Pacira Pharmaceuticals, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved the Amended and Restated 2011 Stock Incentive Plan (the “2011 Plan”). The 2011 Plan was amended to (1) increase the number of shares of common stock authorized for grant by 4,000,000 newly reserved shares and (2) add a limit on the aggregate amount of all compensation granted during any calendar year to any member of the Company’s board of directors who is not an employee of the Company. The 2011 Plan became effective immediately upon stockholder approval at the Annual Meeting.

Summaries of the material terms of the 2011 Plan are set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 21, 2016 (the “Proxy Statement”). The summaries of the 2011 Plan set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2011 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.                            Submission of Matters to a Vote of Security Holders.

On June 14, 2016, the Company held its 2016 Annual Meeting of Stockholders in New York, New York. The Company’s stockholders voted on, and approved, the following proposals:

Proposal No. 1 — Election of three Class II directors to hold office until the 2019 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

Nominee:	For	Withheld	Broker Non-Votes
Paul Hastings	29,040,511	415,111	3,932,809
John Longenecker	29,333,066	122,556	3,932,809
Andreas Wicki	29,331,764	123,858	3,932,809

Proposal No. 2 —  Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

For	Against	Abstain
33,321,066	63,539	3,826

Proposal No. 3 —  Advisory vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
29,295,692	141,198	18,732	3,932,809

Proposal No. 4 —  Approval of the Company’s Amended and Restated 2011 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
19,986,074	9,460,843	8,705	3,932,809

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Amended and Restated 2011 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIRA PHARMACEUTICALS, INC.

Date: June 17, 2016	By:	/s/ Kristen Williams
Kristen Williams
Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated 2011 Stock Incentive Plan